                                                                               .
                                                                               .
                                                                               .

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                               650,895.58
Available Funds:
       Contract Payments due and received in this period                                                       2,156,448.17
       Contract Payments due in prior period(s) and received in this period                                      111,105.82
       Contract Payments received in this period for next period                                                  17,643.05
       Sales, Use and Property Tax payments received                                                              27,217.40
       Prepayment Amounts related to early termination in this period                                            506,766.41
       Servicer Advance                                                                                          166,051.76
       Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
       Transfer from Reserve Account                                                                               2,308.68
       Interest earned on Collection Account                                                                       2,519.13
       Interest earned on Affiliated Account                                                                          61.22
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
         < Predecessor contract)                                                                                       0.00
       Amounts paid under insurance policies                                                                           0.00
       Maintenance, Late Charges and any other amounts                                                            11,760.38

                                                                                                               ------------
Total Available Funds                                                                                          3,652,777.60
Less: Amounts to be Retained in Collection Account                                                               493,942.69
                                                                                                               ------------
AMOUNT TO BE DISTRIBUTED                                                                                       3,158,834.91
                                                                                                               ============

DISTRIBUTION OF FUNDS:
       1.    To Trustee -  Fees                                                                                        0.00
       2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          111,105.82
       3.    To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                 a) Class A1 Principal and Interest                                                                    0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                                0.00
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                                0.00
                 a) Class A5 Principal (distributed after A4 Note matures) and Interest                        2,628,135.88
                 b) Class B Principal and Interest                                                                44,757.52
                 c) Class C Principal and Interest                                                                89,794.21
                 d) Class D Principal and Interest                                                                60,205.14
                 e) Class E Principal and Interest                                                                77,130.74

       4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
       5.    To Issuer - Residual Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    6,162.50
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  83,776.53
                 c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         2,308.68
       6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           41,558.13
       7.    To Servicer, Servicing Fee and other Servicing Compensations                                         13,899.76
                                                                                                               ------------
TOTAL FUNDS DISTRIBUTED                                                                                        3,158,834.91
                                                                                                               ============

                                                                                                               ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       493,942.69
                                                                                                               ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                            $ 2,511,821.93
       - Add Investment Earnings                                                                                   2,308.68
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
       - Less Distribution to Certificate Account                                                                  2,308.68
                                                                                                             --------------
End of period balance                                                                                        $ 2,511,821.93
                                                                                                             ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $ 2,511,821.93
                                                                                                             ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                                           27,709,410.26
                    Pool B                                                            4,909,755.01
                                                                                     -------------
                                                                                                        32,619,165.27
Class A Overdue Interest, if any                                                              0.00
Class A Monthly Interest - Pool A                                                       152,170.84
Class A Monthly Interest - Pool B                                                        26,962.74

Class A Overdue Principal, if any                                                             0.00
Class A Monthly Principal - Pool A                                                    2,026,291.42
Class A Monthly Principal - Pool B                                                      422,710.88
                                                                                     -------------
                                                                                                         2,449,002.30
Ending Principal Balance of the Class A Notes
                    Pool A                                                           25,683,118.84
                    Pool B                                                            4,487,044.13
                                                                                     -------------
                                                                                                        -------------
                                                                                                        30,170,162.97
                                                                                                        =============

---------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000              Ending Principal
Original Face $221,020,000            Original Face $221,020,000             Balance Factor
     $   0.810486                           $    11.080456                      13.650422%
---------------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                                  0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                                  0.00
                    Class A5                                                         32,619,165.27
                                                                                     -------------
Class A Monthly Interest                                                                                32,619,165.27
                    Class A1 (Actual Number Days/360)                                         0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                                  0.00
                    Class A5                                                            179,133.58
                                                                                     -------------
Class A Monthly Principal
                    Class A1                                                                  0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                                  0.00
                    Class A5                                                          2,449,002.30
                                                                                     -------------
                                                                                                         2,449,002.30
Ending Principal Balance of the Class A Notes
                    Class A1                                                                  0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                                  0.00
                    Class A5                                                         30,170,162.97
                                                                                     -------------
                                                                                                        -------------
                                                                                                        30,170,162.97
                                                                                                        =============

Class A4

-------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000              Ending Principal
Original Face $42,620,000           Original Face $42,620,000              Balance Factor
       $ 4.20304                          $ 57.461340                         70.788745%
-------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                                              472,521.66
                    Pool B                                                               83,735.48
                                                                                        ----------
                                                                                                           556,257.14

Class B Overdue Interest, if any                                                              0.00
Class B Monthly Interest - Pool A                                                         2,555.55
Class B Monthly Interest - Pool B                                                           452.87
Class B Overdue Principal, if any                                                             0.00
Class B Monthly Principal - Pool A                                                       34,542.98
Class B Monthly Principal - Pool B                                                        7,206.12
                                                                                        ----------
                                                                                                            41,749.10
Ending Principal Balance of the Class B Notes
                    Pool A                                                              437,978.68
                    Pool B                                                               76,529.36
                                                                                        ----------         ----------
                                                                                                           514,508.04
                                                                                                           ==========

--------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000           Ending Principal
Original Face $3,768,000          Original Face $3,768,000            Balance Factor
       $ 0.798413                        $ 11.079910                     13.654672%
--------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                                              945,844.16
                    Pool B                                                              167,670.23
                                                                                        ----------
                                                                                                         1,113,514.39

Class C Overdue Interest, if any                                                              0.00
Class C Monthly Interest - Pool A                                                         5,347.96
Class C Monthly Interest - Pool B                                                           948.04
Class C Overdue Principal, if any                                                             0.00
Class C Monthly Principal - Pool A                                                       69,085.97
Class C Monthly Principal - Pool B                                                       14,412.24
                                                                                        ----------
                                                                                                            83,498.21
Ending Principal Balance of the Class C Notes
                    Pool A                                                              876,758.19
                    Pool B                                                              153,257.99
                                                                                        ----------       ------------
                                                                                                         1,030,016.18
                                                                                                         ============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000          Ending Principal
Original Face $7,537,000           Original Face $7,537,000           Balance Factor
       $ 0.835346                         $ 11.078441                    13.666129%
--------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                                              630,028.95
                    Pool B                                                              111,647.26
                                                                                        ----------
                                                                                                           741,676.21

Class D Overdue Interest, if any                                                              0.00
Class D Monthly Interest - Pool A                                                         3,856.30
Class D Monthly Interest - Pool B                                                           683.37
Class D Overdue Principal, if any                                                             0.00
Class D Monthly Principal - Pool A                                                       46,057.31
Class D Monthly Principal - Pool B                                                        9,608.16
                                                                                        ----------
                                                                                                            55,665.47
Ending Principal Balance of the Class D Notes
                    Pool A                                                              583,971.64
                    Pool B                                                              102,039.10
                                                                                        -----------        ----------
                                                                                                           686,010.74
                                                                                                           ==========

-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $5,024,000         Original Face $5,024,000          Balance Factor
       $ 0.903597                      $ 11.079910                    13.654672%
-----------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                                              789,137.64
                    Pool B                                                              139,957.62
                                                                                        ----------
                                                                                                           929,095.26

Class E Overdue Interest, if any                                                              0.00
Class E Monthly Interest - Pool A                                                         6,411.74
Class E Monthly Interest - Pool B                                                         1,137.16
Class E Overdue Principal, if any                                                             0.00
Class E Monthly Principal - Pool A                                                       57,571.64
Class E Monthly Principal - Pool B                                                       12,010.20
                                                                                        ----------
                                                                                                            69,581.84
Ending Principal Balance of the Class E Notes
                    Pool A                                                              731,566.00
                    Pool B                                                              127,947.42
                                                                                        ----------         ----------
                                                                                                           859,513.42
                                                                                                           ==========

------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $6,282,000        Original Face $6,282,000            Balance Factor
        $ 1.201671                     $ 11.076383                      13.682162%
------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                                              940,244.68
                    Pool B                                                              166,051.28
                                                                                        ----------
                                                                                                         1,106,295.96

Residual Interest - Pool A                                                                5,237.89
Residual Interest - Pool B                                                                  924.61
Residual Principal - Pool A                                                              69,316.25
Residual Principal - Pool B                                                              14,460.28
                                                                                        ----------
                                                                                                            83,776.53
Ending Residual Principal Balance
                    Pool A                                                              870,928.43
                    Pool B                                                              151,591.00
                                                                                        ----------       ------------
                                                                                                         1,022,519.43
                                                                                                         ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                            13,899.76
- Servicer Advances reimbursement                                                                          111,105.82
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           41,558.13
                                                                                                           ----------
Total amounts due to Servicer                                                                              166,563.71
                                                                                                           ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                           31,487,187.37

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                             0.00

          Decline in Aggregate Discounted Contract Balance                                                         2,302,865.58

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        -------------
             ending of the related Collection Period                                                              29,184,321.79
                                                                                                                  =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                       1,799,034.29

              - Principal portion of Prepayment Amounts                                              503,831.29

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                     0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                              0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance   2,302,865.58
                                                                                                   ============

POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                            5,578,816.91

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                             0.00

          Decline in Aggregate Discounted Contract Balance                                                           480,407.86

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        -------------
             ending of the related Collection Period                                                               5,098,409.05
                                                                                                                  =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                         480,407.86

              - Principal portion of Prepayment Amounts                                                    0.00

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                     0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                              0.00

                                                                                                    -----------
                                         Total Decline in Aggregate Discounted Contract Balance      480,407.86
                                                                                                    ===========

                                                                                                                  -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 34,282,730.84
                                                                                                                  =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                      Predecessor
                                                                         Discounted           Predecessor              Discounted
Lease #                          Lessee Name                            Present Value           Lease #              Present Value
-----------------------------------------------------                  --------------         -----------           ---------------
2199-001               Regional Radiology, LLC                         $ 1,112,975.58           1881-001            $  2,435,321.88
1231-041               Radnet Management, Inc.                         $   953,502.31
1560-013               Drew Medical inc                                $   342,866.78
                       Cash                                            $    25,977.21
3323-002               Open MRI Ohio 1 Ventures, LLC                   $   932,975.98            912-501            $    492,124.09
3330-002               Open MRI Texas Ventures, LLC                    $   784,394.56            917-501            $    536,814.08
                                                                                                 917-502            $    578,192.91
                                                                                                 920-501            $     35,076.58
                                                                                                1912-001            $     34,364.63

                                                                       --------------                               ---------------
                                                              Totals:  $ 4,152,692.42                               $  4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $  4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
       Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                 NO   X
                                                                                     ---                 ------

POOL B

                                                                                                                      Predecessor
                                                                        Discounted            Predecessor             Discounted
Lease #                Lessee Name                                      Present Value           Lease #              Present Value
-----------------------------------                                    --------------         -----------            -------------
                       NONE

                                                                       --------------                                --------------
                                                              Totals:      $0.00                                     $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                    $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                 NO   X
                                                                                     ---                 ------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                      Predecessor
                                                                         Discounted           Predecessor             Discounted
Lease #                     Lessee Name                                Present Value            Lease #              Present Value
--------------------------------------------------------               --------------         -----------           ---------------
408-502           Western Kentucky Diagnostic                          $   495,646.95           277-103             $  2,561,363.27
1042-501          Pinnacle Imaging, Inc.                               $ 1,631,421.93           1513-002            $    953,250.10
2375-001          Tuscarawas Ambulatory                                $ 1,286,730.05           1725-002            $    588,254.35
1097-506          Advanced Healthcare Resources                        $   675,567.93
                  Cash                                                 $    13,500.87
2545-002          Presgar L.C.                                         $   964,543.83           2205-001            $  3,763,600.22
2907-001          Laser Vision Centers, Inc.                           $   472,557.70
2000667-2         Hartford Hospital, Inc.                              $   190,558.39
2004051-2         Health Care Solutions                                $   695,143.77
2004051-3         Health Care Solutions                                $   993,964.93
2004887-1         BBC Healthcare International, L.L.C.                 $   212,022.60
2005804-1         Otsego Memorial Hospital                             $   236,366.53

                                                                       --------------                               ---------------
                                                             Totals:   $ 7,868,025.48                               $  7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                        7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
      Agreement Section 7.02                                                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                 NO   X
                                                                                     ---                 ------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                       Predecessor
                                                                         Discounted           Predecessor              Discounted
Lease #                  Lessee Name                                   Present Value            Lease #              Present Value
-----------------------------------------------                        --------------         -----------           ---------------
1528-003          U.S. Neurosurgical, Inc.                             $   642,004.10          960-501              $     82,012.38
2826-003          Newark Health Imaging, L.L.C.                        $   205,317.69          960-502              $     28,390.17
2906-001          Laser Vision Centers, Inc.                           $   496,511.61          1043-501             $    641,289.38
                  Cash                                                 $     3,932.26          1043-502             $    596,073.73

                                                                       --------------                               ---------------
                                                              Totals:  $ 1,347,765.66                                $ 1,347,765.66

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $  1,347,765.66
  b) ADCB OF POOL B AT CLOSING DATE                                                                                 $ 50,047,123.17
* c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                 NO   X
                                                                                     ---                 ------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.               AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
       This Month                           1,353,800.95       This Month           34,282,730.84
       1 Month Prior                          505,930.01       1 Month Prior        37,066,004.28
       2 Months Prior                       2,564,328.80       2 Months Prior       40,030,704.67

       Total                                4,424,059.76       Total               111,379,439.79

       a) 3 MONTH AVERAGE                   1,474,686.59       b) 3 MONTH AVERAGE   37,126,479.93

       c) a/b                                       3.97%

2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                           Yes                No  X
                                                                                                               -------------     ---
3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                                               Yes                No  X
                                                                                                               -------------     ---
       B. An Indenture Event of Default has occurred and is then continuing?                               Yes                No  X
                                                                                                               -------------     ---

4.     Has a Servicer Event of Default occurred?                                                           Yes                No  X
                                                                                                               -------------     ---

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                                    Yes                No  X
                                                                                                               -------------     ---
       B. Bankruptcy, insolvency, reorganization; default/violation
          of any covenant or obligation not remedied within 90 days?                                       Yes                No  X
                                                                                                               -------------     ---
       C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?                               Yes                No  X
                                                                                                               -------------     ---

6.     Aggregate Discounted Contract Balance at Closing Date                                        Balance $251,182,193.26
                                                                                                            ---------------

       DELINQUENT LEASE SUMMARY

                        Days Past Due                  Current Pool Balance   # Leases
                        -------------                  --------------------   --------

                           31 - 60                           965,867.35           13
                           61 - 90                           113,730.40            5
                          91 - 180                         1,353,800.95           10

       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization
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